Fair Value Measurement (Details) - Schedule of liabilities that are measured at level 3 in the convertible debenture financial statements - Convertible debenture [Member] $ in Thousands	6 Months Ended
Jun. 30, 2021 USD ($)
Short-term Debt [Line Items]
Convertible debenture as of December 31, 2020	$ (194)
issuance of convertible debenture	(343)
Gain due to change in fair value of convertible debenture	(794)
Convertible debenture as of June 30, 2021	$ (1,331)